Evergreen International Bond Fund
Class IS ESIBX

Summary Prospectus

March 1, 2010

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the documents listed below, online at www.evergreeninvestments.com/prospectus. You can also get this information at no cost by calling 1.800.847.5397 or by sending an e-mail request to info@evergreeninvestments.com. The Fund's prospectus and statement of additional information, as supplemented, dated March 1, 2010, and the independent registered public accounting firm's report and financial statements in the Fund's annual report dated October 31, 2009, are incorporated by reference into this document. This Fund is proposed to merge with a Wells Fargo Advantage Fund. For additional information about the proposed reorganization impacting your Fund, please see the Fund's prospectus, as supplemented March 1, 2010.

INVESTMENT GOAL

The Fund seeks capital growth and current income.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class IS
Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.04%

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you held or sold your shares, you would pay:
After:	Class IS
1 Year	$106
3 Years	$331
5 Years	$574
10 Years	$1,271

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 118% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in debt securities including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. Up to 35% of the debt securities in which the Fund invests may be below investment grade (commonly referred to as "high yield" or "junk" bonds). The Fund invests in at least three countries or supranational agencies. No more than 5% of the Fund's assets are invested in debt obligations or similar securities denominated in the currencies of developing countries. The Fund may also enter into foreign currency exchange contracts. For example, the Fund may enter into foreign currency exchange contracts to gain exposure to foreign markets in which the Fund's portfolio is underweighted. The Fund may also enter into foreign currency exchange contracts for hedging purposes or to control risk. The Fund may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund's holdings are denominated. The Fund currently expects to maintain a dollar-weighted average maturity of 5 to 14 years, and a dollar-weighted average duration of 3 1/2 to 10 years.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. For additional information on the risks listed below, see the section entitled "Investment Goals, Strategies and Risks" in the Fund's prospectus and the section entitled "Additional Information on Securities, Investment Practices and Risks" in the Fund's Statement of Additional Information ("SAI"). Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Below Investment Grade Bond Risk. Below investment grade bonds (also known as junk bonds) are subject to greater credit risk and are less likely to be re-paid than are more highly rated bonds, such as investment grade bonds, because, among other things, they are usually issued by companies or entities of less proven or questionable financial strength. They may also be or become illiquid.

  Country Concentration Risk. A Fund that concentrates its investments in a limited number of countries will be more vulnerable to adverse financial, economic, political or other developments affecting those countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Derivatives Risk. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Fund's investment advisor(s). Derivatives transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. In addition, use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise comply with the terms of the contract.

  Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. A Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to manage this risk.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Returns for Class IS Shares (%)

Highest Quarter: 2nd Quarter 2002	+11.70%
Lowest Quarter: 3rd Quarter 2008	-5.35%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class IS (before taxes)	12/15/1993	9.72%	4.44%	8.04%
Class IS (after taxes on distributions)	12/15/1993	9.45%	2.75%	6.10%
Class IS (after taxes on distributions and the sale of Fund Shares)	12/15/1993	6.32%	2.79%	5.78%
BofA Merrill Lynch Global Broad Market ex US Index (reflects no deduction for fees, expenses, or taxes)[2]		7.80%	4.40%	6.96%
1.

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

2.	Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FUND MANAGEMENT

Investment Advisor	Sub-Advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	First International Advisors, LLC	Peter Wilson, Chief Operating Officer, Senior Portfolio Manager
& Managing Director/1993 Anthony Norris, Chief Investment Officer, Senior Portfolio Manager
& Managing Director/1993 Alex Perrin, Director of Research & Portfolio Manager/ 1993 Michael Lee, Director of Trading & Senior Portfolio Manager/1993

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in Class IS shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.847.5397, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

586003 (03/10)

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report